UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 7, 2008

                     1st Independence Financial Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


      0-26570                                           61-1284899
(Commission File Number)                    (IRS Employer Identification No.)



8620 Biggin Hill Lane, Louisville, Kentucky                 40220-4117
(Address of Principal Executive Offices)                    (Zip Code)

                                 (502) 753-0500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2007, 1st Independence Financial Group, Inc. (the "Company"), entered into the First Amendment of the N. William White Employment Agreement, First Amendment of the R. Michael Wilbourn Employment Agreement and First Amendment of the Kathy L. Beach Employment Agreement (collectively, the "First Amendments"). The First Amendments amend the prior employment agreements (the "Prior Agreements") between the Company and each of the foregoing executives to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A").

The Prior Agreements were amended to: (i) change the definition of "Change in Control" to conform to the definition provided in Section 409A; (ii) provide that a lump sum severance payment will be made to each executive upon the occurrence of a Change in Control rather than upon termination of the executive officer's employment following a Change in Control; (iii) add a six-month waiting period for payments of deferred compensation to an executive officer upon his or her termination of employment; (iv) remove the executive officers' discretion in electing payment in a lump sum or installments; and (v) clarify that certain reimbursements are not subject to Section 409A.

The foregoing description of the amendments to the Prior Agreements is qualified in its entirety by reference to the First Amendments, which are attached as Exhibits 10.1, 10.2, and 10.3 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (a) - (c)         Not applicable.

         (d)               Exhibits.

      10.1     First Amendment of the N. William White Employment Agreement.

      10.2     First Amendment of the R. Michael Wilbourn Employment Agreement.

      10.3     First Amendment of the Kathy L. Beach Employment Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st INDEPENDENCE FINANCIAL GROUP, INC.

Date: January 7, 2008                  By: /s/ R. Michael Wilbourn
                                           --------------------------
                                           R. Michael Wilbourn
                                           Executive Vice President
                                           and Chief Financial Officer

                   Exhibit Index

      Exhibit
      Number                   Description
     --------   -----------------------------------------
      10.1      First Amendment of the N. William White Employment Agreement.

      10.2      First Amendment of the R. Michael Wilbourn Employment Agreement.

      10.3      First Amendment of the Kathy L. Beach Employment Agreement.